AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Operating Revenues
Service	$36,456	$37,101	-1.7%
Equipment	2,909	3,434	-15.3%
Total Operating Revenues	39,365	40,535	-2.9%

Operating Expenses
Cost of services and sales
Equipment	3,848	4,375	-12.0%
Broadcast, programming and operations	4,974	4,629	7.5%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,065	9,396	-3.5%
Selling, general and administrative	8,487	8,441	0.5%
Depreciation and amortization	6,127	6,563	-6.6%
Total Operating Expenses	32,501	33,404	-2.7%
Operating Income	6,864	7,131	-3.7%
Interest Expense	(1,293)	(1,207)	-7.1%
Equity in Net Income (Loss) of Affiliates	(173)	13	-%
Other Income (Expense) - Net	(20)	70	-%
Income Before Income Taxes	5,378	6,007	-10.5%
Income Tax Expense	1,804	2,122	-15.0%
Net Income	3,574	3,885	-8.0%
Less: Net Income Attributable to Noncontrolling Interest	(105)	(82)	-28.0%
Net Income Attributable to AT&T	$3,469	$3,803	-8.8%

Basic Earnings Per Share Attributable to AT&T	$0.56	$0.62	-9.7%
Weighted Average Common Shares Outstanding (000,000)	6,166	6,172	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.56	$0.61	-8.2%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,186	6,190	-0.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2017	2016
Assets
Current Assets
Cash and cash equivalents	$14,884	$5,788
Accounts receivable - net of allowances for doubtful accounts of $699 and $661	15,078	16,794
Prepaid expenses	1,418	1,555
Other current assets	14,347	14,232
Total current assets	45,727	38,369
Property, Plant and Equipment - Net	125,292	124,899
Goodwill	105,593	105,207
Licenses	94,617	94,176
Customer Lists and Relationships - Net	13,366	14,243
Other Intangible Assets - Net	8,295	8,441
Investments in Equity Affiliates	1,551	1,674
Other Assets	17,462	16,812
Total Assets	$411,903	$403,821

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$12,681	$9,832
Accounts payable and accrued liabilities	27,120	31,138
Advanced billing and customer deposits	4,493	4,519
Accrued taxes	3,384	2,079
Dividends payable	3,012	3,008
Total current liabilities	50,690	50,576
Long-Term Debt	120,568	113,681
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	61,100	60,128
Postemployment benefit obligation	33,404	33,578
Other noncurrent liabilities	21,160	21,748
Total deferred credits and other noncurrent liabilities	115,664	115,454
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,411	89,604
Retained earnings	35,175	34,734
Treasury stock	(12,400)	(12,659)
Accumulated other comprehensive income	5,160	4,961
Noncontrolling interest	1,140	975
Total stockholders' equity	124,981	124,110
Total Liabilities and Stockholders' Equity	$411,903	$403,821

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2017	2016
Operating Activities
Net income	$3,574	$3,885
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,127	6,563
Undistributed loss (earnings) from investments in equity affiliates	182	(13)
Provision for uncollectible accounts	393	374
Deferred income tax expense	480	1,346
Net loss (gain) from sale of investments, net of impairments	61	(44)
Changes in operating assets and liabilities:
Accounts receivable	445	43
Other current assets	228	1,319
Accounts payable and other accrued liabilities	(1,778)	(3,990)
Equipment installment receivables and related sales	579	454
Deferred fulfillment costs	(436)	(542)
Retirement benefit funding	(140)	(140)
Other - net	(497)	(1,355)
Total adjustments	5,644	4,015
Net Cash Provided by Operating Activities	9,218	7,900

Investing Activities
Capital expenditures:
Purchase of property and equipment	(5,784)	(4,451)
Interest during construction	(231)	(218)
Acquisitions, net of cash acquired	(162)	(165)
Dispositions	6	81
Sales of securities, net	-	445
Net Cash Used in Investing Activities	(6,171)	(4,308)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(1)	-
Issuance of long-term debt	12,440	5,978
Repayment of long-term debt	(3,053)	(2,296)
Purchase of treasury stock	(177)	-
Issuance of treasury stock	21	89
Dividends paid	(3,009)	(2,947)
Other	(172)	471
Net Cash Provided by Financing Activities	6,049	1,295
Net increase in cash and cash equivalents	9,096	4,887
Cash and cash equivalents beginning of year	5,788	5,121
Cash and Cash Equivalents End of Period	$14,884	$10,008

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Capital expenditures
Purchase of property and equipment	$5,784	$4,451	29.9%
Interest during construction	231	218	6.0%
Total Capital Expenditures	$6,015	$4,669	28.8%

Dividends Declared per Share	$0.49	$0.48	2.1%

End of Period Common Shares Outstanding (000,000)	6,147	6,156	-0.1%
Debt Ratio	51.6%	51.2%	40	BP
Total Employees	264,530	280,870	-5.8%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
Wireless Subscribers
Domestic	134,218	130,445	2.9%
Mexico	12,606	9,213	36.8%
Total Wireless Subscribers	146,824	139,658	5.1%

Total Branded Wireless Subscribers	103,532	98,158	5.5%

Video Connections
Domestic	25,060	25,372	-1.2%
PanAmericana	8,090	7,094	14.0%
Brazil	5,588	5,342	4.6%
Total Video Connections	38,738	37,808	2.5%

Broadband Connections
IP	14,110	13,470	4.8%
DSL	1,585	2,294	-30.9%
Total Broadband Connections	15,695	15,764	-0.4%

Voice Connections
Network Access Lines	13,363	15,975	-16.4%
U-verse VoIP Connections	5,858	5,484	6.8%
Total Retail Consumer Voice Connections	19,221	21,459	-10.4%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
Wireless Net Additions
Domestic	2,081	1,781	16.8%
Mexico	633	529	19.7%
Total Wireless Net Additions	2,714	2,310	17.5%

Total Branded Wireless Net Additions	738	1,195	-38.2%

Video Net Additions
Domestic	(233)	(52)	-%
PanAmericana	52	28	85.7%
Brazil	39	(101)	-%
Total Video Net Additions	(142)	(125)	-13.6%

Broadband Net Additions
IP	246	202	21.8%
DSL	(156)	(216)	27.8%
Total Broadband Net Additions	90	(14)	-%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as "wired" or "wireline") to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Segment Operating Revenues
Wireless service	$7,929	$7,855	0.9%
Fixed strategic services	2,974	2,751	8.1%
Legacy voice and data services	3,630	4,373	-17.0%
Other service and equipment	817	859	-4.9%
Wireless equipment	1,498	1,771	-15.4%
Total Segment Operating Revenues	16,848	17,609	-4.3%

Segment Operating Expenses
Operations and support	10,176	10,802	-5.8%
Depreciation and amortization	2,312	2,508	-7.8%
Total Segment Operating Expenses	12,488	13,310	-6.2%
Segment Operating Income	4,360	4,299	1.4%
Equity in Net Income of Affiliates	-	-	-%
Segment Contribution	$4,360	$4,299	1.4%

Segment Operating Income Margin	25.9%	24.4%	150	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
Business Solutions Wireless Subscribers
Postpaid/Branded	50,839	48,844	4.1%
Reseller	76	64	18.8%
Connected Devices	31,439	26,863	17.0%
Total Business Solutions Wireless Subscribers	82,354	75,771	8.7%

Business Solutions IP Broadband Connections	980	928	5.6%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
Business Solutions Wireless Net Additions[1]
Postpaid/Branded	(125)	133	-%
Reseller	6	(22)	-%
Connected Devices	2,553	1,578	61.8%
Total Business Solutions Wireless Net Additions	2,434	1,689	44.1%

Business Solutions Wireless Postpaid Churn[1]	1.07%	1.02%	5	BP

Business Solutions IP Broadband Net Additions	4	17	-76.5%
[1] 2017 excludes the impact of the 2G shutdown, which was reflected in beginning of period subscriber counts.

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Segment Operating Revenues
Video entertainment	$9,020	$8,904	1.3%
High-speed internet	1,941	1,803	7.7%
Legacy voice and data services	1,056	1,313	-19.6%
Other service and equipment	606	638	-5.0%
Total Segment Operating Revenues	12,623	12,658	-0.3%

Segment Operating Expenses
Operations and support	9,601	9,578	0.2%
Depreciation and amortization	1,419	1,488	-4.6%
Total Segment Operating Expenses	11,020	11,066	-0.4%
Segment Operating Income	1,603	1,592	0.7%
Equity in Net Income (Loss) of Affiliates	(6)	3	-%
Segment Contribution	$1,597	$1,595	0.1%

Segment Operating Income Margin	12.7%	12.6%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
Linear Video Connections
Satellite	21,012	20,112	4.5%
U-verse	4,020	5,232	-23.2%
Total Linear Video Connections	25,032	25,344	-1.2%

Broadband Connections
IP	13,130	12,542	4.7%
DSL	1,164	1,749	-33.4%
Total Broadband Connections	14,294	14,291	-%

Voice Connections
Retail Consumer Switched Access Lines	5,533	6,888	-19.7%
U-verse Consumer VoIP Connections	5,470	5,225	4.7%
Total Retail Consumer Voice Connections	11,003	12,113	-9.2%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
Linear Video Net Additions[1]
Satellite	-	328	-%
U-verse	(233)	(382)	39.0%
Total Linear Video Net Additions	(233)	(54)	-%

Broadband Net Additions
IP	242	186	30.1%
DSL	(127)	(181)	29.8%
Total Broadband Net Additions	115	5	-%
[1] Includes the impact of customers that migrated to DIRECTV NOW.

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Segment Operating Revenues
Service	$6,609	$6,943	-4.8%
Equipment	1,131	1,385	-18.3%
Total Segment Operating Revenues	7,740	8,328	-7.1%

Segment Operating Expenses
Operations and support	4,528	4,912	-7.8%
Depreciation and amortization	873	922	-5.3%
Total Segment Operating Expenses	5,401	5,834	-7.4%
Segment Operating Income	2,339	2,494	-6.2%
Equity in Net Income of Affiliates	-	-	-%
Segment Contribution	$2,339	$2,494	-6.2%

Segment Operating Income Margin	30.2%	29.9%	30	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
Consumer Mobility Subscribers
Postpaid	26,510	28,294	-6.3%
Prepaid	13,844	12,171	13.7%
Branded	40,354	40,465	-0.3%
Reseller	10,549	13,313	-20.8%
Connected Devices	961	896	7.3%
Total Consumer Mobility Subscribers	51,864	54,674	-5.1%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
Consumer Mobility Net Additions[1]
Postpaid	(66)	(4)	-%
Prepaid	282	500	-43.6%
Branded	216	496	-56.5%
Reseller	(588)	(378)	-55.6%
Connected Devices	19	(26)	-%
Total Consumer Mobility Net Additions	(353)	92	-%

Total Churn[1]	2.42%	2.11%	31	BP
Postpaid Churn[1]	1.22%	1.24%	-2	BP
[1] 2017 excludes the impact of the 2G shutdown, which was reflected in beginning of period subscriber counts.

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Segment Operating Revenues
Video entertainment	$1,341	$1,130	18.7%
Wireless service	475	455	4.4%
Wireless equipment	113	82	37.8%
Total Segment Operating Revenues	1,929	1,667	15.7%

Segment Operating Expenses
Operations and support	1,759	1,588	10.8%
Depreciation and amortization	290	277	4.7%
Total Segment Operating Expenses	2,049	1,865	9.9%
Segment Operating Income (Loss)	(120)	(198)	39.4%
Equity in Net Income (Loss) of Affiliates	20	14	42.9%
Segment Contribution	$(100)	$(184)	45.7%

Segment Operating Income Margin	(6.2)%	(11.9)%	570	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
Mexican Wireless Subscribers
Postpaid	5,095	4,404	15.7%
Prepaid	7,244	4,445	63.0%
Branded	12,339	8,849	39.4%
Reseller	267	364	-26.6%
Total Mexican Wireless Subscribers	12,606	9,213	36.8%

Latin America Satellite Subscribers
PanAmericana	8,090	7,094	14.0%
SKY Brazil	5,588	5,342	4.6%
Total Latin America Satellite Subscribers	13,678	12,436	10.0%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
Mexican Wireless Net Additions
Postpaid	130	116	12.1%
Prepaid	517	450	14.9%
Branded	647	566	14.3%
Reseller	(14)	(37)	62.2%
Total Mexican Wireless Net Additions	633	529	19.7%

Latin America Satellite Net Additions[1]
PanAmericana	52	28	85.7%
SKY Brazil	39	(101)	-%
Total Latin America Satellite Net Additions	91	(73)	-%
[1] In 2017 we updated the methodology used to account for prepaid video connections. The impact of this change is excluded.

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2017	2016	Change
Operating Revenues
Service	$14,538	$14,798	-1.8%
Equipment	2,629	3,156	-16.7%
Total Operating Revenues	17,167	17,954	-4.4%

Operating Expenses
Operations and support	9,998	10,624	-5.9%
Depreciation and amortization	1,997	2,056	-2.9%
Total Operating Expenses	11,995	12,680	-5.4%
Operating Income	5,172	5,274	-1.9%

Operating Income Margin	30.1%	29.4%	70	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2017	2016	Change
AT&T Mobility Subscribers
Postpaid	77,349	77,138	0.3%
Prepaid	13,844	12,171	13.7%
Branded	91,193	89,309	2.1%
Reseller	10,625	13,378	-20.6%
Connected Devices	32,400	27,758	16.7%
Total AT&T Mobility Subscribers	134,218	130,445	2.9%

Domestic Licensed POPs (000,000)	325	322	0.9%

	Three Months Ended
	March 31,		Percent
	2017	2016	Change
AT&T Mobility Net Additions
Postpaid	(191)	129	-%
Prepaid	282	500	-43.6%
Branded	91	629	-85.5%
Reseller	(582)	(400)	-45.5%
Connected Devices	2,572	1,552	65.7%
Total AT&T Mobility Net Additions	2,081	1,781	16.8%
M&A Activity, Partitioned Customers and Other Adjustments	(2,723)	24	-%

Total Churn[1]	1.46%	1.42%	4	BP
Branded Churn[1]	1.71%	1.63%	8	BP
Postpaid Churn[1]	1.12%	1.10%	2	BP
Postpaid Phone Only Churn[1]	0.90%	0.96%	-6	BP
[1] 2017 excludes the impact of the 2G shutdown, which was reflected in beginning of period subscriber counts.

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

March 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$16,848	$10,176	$6,672	$2,312	$4,360	$-	$4,360
Entertainment Group	12,623	9,601	3,022	1,419	1,603	(6)	1,597
Consumer Mobility	7,740	4,528	3,212	873	2,339	-	2,339
International	1,929	1,759	170	290	(120)	20	(100)
Segment Total	39,140	26,064	13,076	4,894	8,182	$14	$8,196
Corporate and Other	225	221	4	31	(27)
Acquisition-related items	-	207	(207)	1,202	(1,409)
Certain Significant items	-	(118)	118	-	118
AT&T Inc.	$39,365	$26,374	$12,991	$6,127	$6,864

March 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,609	$10,802	$6,807	$2,508	$4,299	$-	$4,299
Entertainment Group	12,658	9,578	3,080	1,488	1,592	3	1,595
Consumer Mobility	8,328	4,912	3,416	922	2,494	-	2,494
International	1,667	1,588	79	277	(198)	14	(184)
Segment Total	40,262	26,880	13,382	5,195	8,187	$17	$8,204
Corporate and Other	273	377	(104)	17	(121)
Acquisition-related items	-	295	(295)	1,351	(1,646)
Certain Significant items	-	(711)	711	-	711
AT&T Inc.	$40,535	$26,841	$13,694	$6,563	$7,131